UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

————

SCHEDULE 14C/A

(Rule 14c-101)

AMENDED SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

AMERICAN HOUSING INCOME TRUST, INC.

(Name of Registrant as Specified in Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMERICAN HOUSING INCOME TRUST, INC.

34225 N. 27th Drive Building 5

Phoenix, Arizona 85058
(623) 551-5808

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Attention Shareholders:

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.01 per share (“Common Stock”), of American Housing Income Trust, Inc., a Maryland corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Actions”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock:

1.	The Company’s amendment to its Articles of Incorporation, as amended (the “Articles”) changing, its name from “American Housing Income Trust, Inc.” to “Corix Bioscience, Inc.” and ratifying the Real Estate Committee as a committee to the Board of Directors; and

2.	Following the amendment to its Articles of Incorporation, effectuating a conversion from the State of Maryland to the State of Wyoming pursuant to the Board of Directors Consent Resolution and Plan of Conversion dated March 27, 2017 (the “Plan of Conversion”).

The purpose of this Information Statement is to notify our shareholders that on April 11, 2017 the owners of approximately 50.6% of our issued and outstanding shares of Common Stock voted for the Actions in lieu of a meeting, as allowed for under our Articles and Bylaws of the Company, as amended (the “Bylaws”), affirming the predetermined actions detailed herein as consented to by former IX Biotechnology, Inc. shareholders (“IXB Shareholders”) prior to the Company’s execution of the Stock Exchange Agreement with IX Biotechnologies, Inc. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our shareholders.

The written consent that we received confirming the predetermined action by the IXB Shareholders constitutes the only shareholder approval required for the Actions under Maryland and Wyoming law and, as a result, no further action by any other shareholder is required to approve the Actions and we have not and will not be soliciting your approval of the Actions.

This notice and the accompanying Information Statement are being mailed to our shareholders on or about May __, 2017. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors, /s/ Michael Ogburn Chairman of the Board

AMERICAN HOUSING INCOME TRUST, INC.

34225 N. 27th Drive Building 5

Phoenix, Arizona 85058
(623) 551-5808

__________________________________

INFORMATION STATEMENT

Action by Written Consent of Majority of Shareholders

__________________________________

ITEM 1. INFORMATION REQUIRED BY SCHEDULE 14A

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.01 per share (“Common Stock” or the “Company’s Common Stock”) of American Housing Income Trust, Inc. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the Actions, as defined above and as described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to American Housing Income Trust, Inc. We are mailing this Information Statement to our shareholders of record on or about April 20, 2017.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Actions will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our shareholders.

The Company is paying the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Action by Majority Shareholders

On March 27, 2017, the Board of Directors, upon receipt of voting statements, confirming the predetermined action consented to by the IXB Shareholders, constituting a majority of the shares of Common Stock, consented to the implementation of those actions set forth in the Board of Directors’ Consent Resolution and Plan of Conversion (hereinafter, the “Plan of Conversion”). The Plan of Conversion was adopted pursuant to the Maryland General Corporation Law (“MGCL”), and more specifically, Section 3-902 et seq. therein, (b) the Wyoming Business Corporation Act (the “WBCA”), and more specifically, Section 17-26-101 therein of the Wyoming Business Corporation Act.

The actions consented to were as follows (the “Actions”):

•	Action No. 1: The Company’s amendment to its Articles of Incorporation, as amended (the “Articles”), changing its name from “American Housing Income Trust, Inc.” to “Corix Bioscience, Inc.” and ratifying the organization of the Real Estate Committee as a committee to the Board of Directors;

•	Action No. 2: Following the amendment to its Articles, the Company implementation of the Plan of Conversion resulting in the Company being converted from a Maryland to a Wyoming corporation.

As of the close of business on April 20, 2017, we had 19,739,929 shares of Common Stock outstanding of the Company. Each share of outstanding Common Stock is entitled to one vote.

On April 11, 2017, pursuant the Maryland Act and as provided by the Articles and the Company’s Bylaws, as amended (the “Bylaws”), we received written consents approving the Actions from shareholders holding an aggregate of 10,000,000 shares of Common Stock representing 50.6% of our outstanding shares of Common Stock (the “Majority Shareholders”). The Majority Shareholders were previously IXB Shareholders, who collectively received 10,000,000 shares of the Company’s Common Stock as a result of the Stock Exchange Agreement entered into between the Company and IX Biotechnologies. The consents received, and attached as Exhibit E to the Plan of Conversion, memorialized the predetermined action approved of by the IXB Shareholders to initiate and approve the Plan of Conversion. Thus, your consent is not required and is not being solicited in connection with the approval of the Action.

CHANGES TO THE ARTICLES OF INCORPORATION

Overview

Pursuant to Article II, Section 10 of the Bylaws of the Company and Article VIII of the Articles of Incorporation for the company, the Majority Shareholders approved the recommendation of the Board of Directors to change the name of the Company from American Housing Income Trust, Inc., to Corix Bioscience, Inc. Written consents from the Majority Shareholders were received by the Company on April 11, 2017. As of the date of this filing, the Company has 19,739,929 shares of Common Stock issued and outstanding. The Company’s name change is memorialized in the Amended and Restated Articles of Incorporation, attached as Exhibit A to the Plan of Conversion.

The Company intends on filing a Corporate Action with the Financial Industry Regulatory Authority (“FINRA”) to have the Company’s trading symbol changes on the OTC Marketplace to an appropriate symbol reflecting the new corporate name after the “Plan of Conversion,” as outlined above, is completed.

Additionally, the Articles will be amended to adopt and formalize the implementation of the Real Estate Committee, which will manage all aspects of the Company’s real estate holdings moving forward. The Real Estate Committee will be managed independently from the Board of Directors and is presently made up of three Directors. The Company views the implementation of the Real Estate Committee as important to the organizational structure of the Company. It allows the Board of Directors to move forward with new business proposals, while allowing the real property holdings of the Company to be managed independently in a manner consistent with its prior management.

Stockholders are urged to read the Plan of Conversion, as it is a legal documents that outlines amendments to the Articles and other actions that will be taken by the Company.

Reasons for the Changes to the Articles

After its recent acquisition of IX Biotechnology, Inc., a Wyoming corporation (“IXB”), the Company developed a plan to enter a new market beyond the scope of residential housing acquisition and management. The Company developing and distributing canabidiol (“CBD”) oil. Accordingly, the Board of Directors believes that the Company’s name change to Corix Bioscience, Inc., will better reflect the diversification of the Company’s holdings and the Company’s overall business after it enters this new market. Further, the formation of the Real Estate Committee allows for the real property assets of the Company to be managed by an independent committee, while the Board of Directors can separately oversee the Company’s entrance into new markets. The name change was conditional upon the Company’s acquisition of IXB, as the IXB Shareholders—currently the Majority Shareholders—had predetermined that the Company’s name would be changed once the acquisition of IXB was complete. The voting statements memorialize this approval.

Effect of the Changes to the Articles

The Company’s name change will become effective upon filing the amended Articles with the Maryland Secretary of State, which we anticipate will occur approximately 20 days after this Information Statement has been distributed to the Company's stockholders. If the name change is effectuated as planned, the Company will explore changing its trading symbol from “AHIT” to a symbol that reflects the Company’s new name. The Real Estate Committee has already been formed, pursuant to Article III, Section 12 of the Articles, as amended. The formation of the Real Estate Committee will be memorialized in the amended Articles upon the filing of the same.

THE CONVERSION TO A WYOMING CORPORATION

Overview

In or about March of 2017, the Board of Directors of the Company recommended to the Majority Shareholders that the Company enter into the Plan of Conversion, converting the Company from a Maryland corporation to a Wyoming corporation. Written consents from the Majority Shareholders were received by the Company on April 11, 2017 approving the Plan of Conversion. As of the date of this filing, the Company has 19,739,929 shares of Common Stock issued and outstanding.

The Board of Directors of the Company will implement the Plan of Conversion pursuant to (a) the 2015 Maryland Code Corporations and Associations (the “Maryland Act”), and more specifically, Section 3-902 et seq. therein, (b) the Wyoming Business Corporation Act (the “Wyoming Act”), and more specifically, Section 17-26-101 therein of the Wyoming Business Corporation Act, (c) Section 5.6 of the Company’s Articles of Incorporation, as amended, (d) Article III of the Copmany’s Bylaws, as amended, and (e) any other corporate governance documents.

Under Maryland law, a domestic entity may convert into a foreign entity if the provisions of the Maryland Act are followed. Under Maryland law, the conversion is proper if, in this case, Wyoming permits the conversion and the Maryland entity complies with that law in effecting the conversion; and, in this case, the Company, complies with the following pertinent provisions:

(a)       Md. Code Ann., Corps. & Ass’ns §3-901. This statute governs our authority for conversion.

(b) Md. Code Ann., Corps. & Ass’ns §3-902. This statute governs the approval and adoption of our Board of Directors’ recommendation for the Plan of Conversion by the majority shareholders in writing in lieu of a meeting.

(c)        Md. Code Ann., Corps. & Ass’ns §3-903. This statute outlines our filing requirements with Maryland’s Departments of Assessments and Taxation, Charter Division (hereinafter, the “Maryland Department”).

(d)       Md. Code Ann., Corps. & Ass’ns §3-903. This statute identifies the form we are required to file with the Maryland Department.

(e)       Md. Code Ann., Corps. & Ass’ns §3-901. This statute provides the effective date and time of the conversion.

(f)       Md. Code Ann., Corps. & Ass’ns §3-904(5). This statute provides that the fair market appraisal rights apply to conversations.

(g)       Md. Code Ann., Corps. & Ass’ns §3-202. This statute provides the exceptions to right of shareholders to receive fair market appraisal rights.

The conversion, as described in the Plan of Conversion, meet the requirements under Maryland law, as well as Wyoming law. To effectuate the conversion, Articles of Conversion must be filed with the state of Maryland, and Articles of Continuance must be filed with the State of Wyoming. These steps will be taken after the Company files amended Articles changing its name, as described above. The Articles of Continuance and Articles of Conversion are attached as Exhibits C and D to the Plan of Conversion, respectively.

Reasons for the Conversion

The Company intends on entering new markets as a result of acquiring IXB. Specifically, it intends on developing and distributing CBD oil. The Company believes that Wyoming is a preferable location for these activities, as the Company and its IXB affiliates are familiar with Wyoming, lease property in Wyoming, and intend on conducting activity in Wyoming in the future.

Effect of the Conversion

The conversion from a Maryland corporation to a Wyoming corporation will be effective as of the filing of the Articles of Continuance in the state of Wyoming and Articles of Conversion in the state of Maryland, which we anticipate will occur after the aforementioned amendments are made to the Articles (see above), which will occur more than twenty days after the publication of this Information Statement.

Additionally, the rights of the Company’s shareholders may be impacted as a result of the conversion. These changes are described in detail below.

Shareholder Rights under Wyoming Law as Compared to Maryland Law and Appraisal Rights

Amendments to Governing Documents

Under the Wyoming Business Corporation Act (“WBCA”), amendments to the articles of incorporation of a Wyoming corporation must first be adopted by the board of directors, and then submitted to the shareholders for approval along with the board’s recommendation. Unless the articles of incorporation state otherwise, the amendment must be approved at a meeting at which a quorum exists. The corporation must notify each shareholder, whether or not entitled to vote, of the shareholders' meeting at which the amendment is to be submitted for approval. Amendments to bylaws follow this similar path, unless the corporation has only one class of share outstanding, in which case the board of directors can amend the corporation’s bylaws without shareholder approval.

This is substantially similar to the powers allotted to the board of directors and shareholders under the Maryland General Corporation Law (“MGCL”). A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the shareholders, may approve amendments to the charter to increase or decrease the aggregate number of shares of stock that the corporation is authorized to issue or the number of shares of stock of any class or series that the corporation is authorized to issue. Under the MGCL, an amendment to the bylaws of a corporation requires the approval of the shareholders, unless the charter or bylaws vest the power to amend the bylaws in the board of directors.

Shareholder Action by Written Consent

The WBCA generally provides that, as long as it is evidenced by one (1) or more written consents bearing the date of signature and describing the action taken, signed by the holders of the requisite number of shares entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records, common shareholder action may be taken by consent in lieu of a meeting. Further, under the WBCA, if allowed by the articles of incorporation, the aforesaid consent in lieu of meeting may take place without notice to shareholders.

The MGCL generally provides that, unless the charter of the corporation authorizes common shareholder action by less than unanimous consent, common shareholder action may be taken by consent in lieu of a meeting only if it is given by all common shareholders entitled to vote on the matter.

Special Shareholder Meetings

Wyoming law permits special meetings of shareholders to be called by the Board of Directors or by the shareholders, if the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation one (1) or more written demands for the meeting describing the purpose or purposes for which it is to be held.

Under the MGCL, the board of directors, the president and any other person specified in the charter or bylaws may call a special meeting. Further, a special meeting may generally be called if the secretary of the corporation receives written requests from twenty-five percent (25%) or more of shareholders entitled to vote.

Restrictions on Ownership and Transfer of Stock

Under both Wyoming and Maryland law, the articles of incorporation, bylaws, an agreement among shareholders, or an agreement among shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of a corporation. Shares are also restricted under applicable federal and state laws.

Appraisal Rights

The WBCA allows for appraisal rights of shareholders under a variety of different situations, including, but not limited to, mergers involving the subsidiary of the corporation or where a shareholder vote is required, where shares of stock will be exchanged, certain amendments to the articles of incorporation that affect classes of stock, the conversion of a corporation into an unincorporated entity or nonprofit, and as provided in the articles of incorporation. Notably, the articles of incorporation do not include other instances where shareholders may exercise appraisal rights.

Maryland law allows for similar appraisal rights. However, the MGCL contained a carve-out provision that allowed corporations to exclude appraisal rights in the articles of incorporation. As a result, once the Plan of Conversion is complete, there are certain instances where shareholders will be able to exercise appraisal rights, where they were unable to do so in the past. For information regarding when a shareholder may be able to exercise shareholder rights, please refer to W.S. 17-16-1302.

Shareholder Rights under Governing Documents

Shareholder rights under the Articles have not changed as a result of the Company’s implementation of the Plan of Conversion.

DISSENTERS’ RIGHT OF APPRAISAL

With respect to the conversion of the Company from a Maryland to a Wyoming corporation under the Plan of Conversion, the dissenter’s rights provisions under the Maryland Act are not applicable to the Actions as a result of the exclusion under the Articles. More specifically, §3-904(5) of the Maryland Act provides that the fair market appraisal rights shall apply to corporate conversions. §3-202 of the Maryland Act provides that there are limited enumerated exceptions to the right for shareholders to receive fair market appraisal rights. One such exception to the right to receive fair market appraisal value applies when the corporate charter, i.e. in our case, the Articles, explicitly excludes its shareholders from this right. The Board of Directors has concluded that this exception applies to the Actions by virtue of Section 5.4 of the Articles. The Articles provide that, “…holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subsection 2, of the MGCL [i.e. § 3-202 and fair market appraisal rights].” Accordingly, our conversion to a Wyoming corporation would not trigger the right for its shareholders to receive fair market appraisal value for their shares under §3-202 of the Maryland Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of April 20, 2017 for (i) each shareholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days. Unless otherwise indicated, the address of each shareholder is c/o American Housing Income Trust, Inc., 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. The beneficial ownership of each person was calculated based on 19,739,929 shares of Common Stock outstanding of the Company as of April 19, 2017.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned
All Executive Officers and Directors	3,069,000	15.54%
William Bill	1,500,000	7.63%
Alfred Dimora	1.500,000	7.63%
Joaquin Flores, Jr. (2)	1,000,000	5.08%
Michael Ogburn (2)	1,000,000	5.08%
Sean Zarinegar (2)	994,000	5.05%
Brian Werner (2)	50,000	<1.0%
Kenneth Hedrick (2)	25,000	<1.0%
Les Gutierrez (2)	0	0%
(1)	Unless otherwise noted in this table, the address for each shareholder identified is 34225 N. 27th Drive Building 5, Phoenix, Arizona 85058.

(2)	Denotes Executive Officers and Directors of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

ITEM 3. INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of our directors or officers since January 1, 2016, being the commencement of our last completed fiscal year, nor any associate of any of the foregoing persons, have any substantial interest, direct or indirect, by security holdings or otherwise in either (1) amending the Articles to reflect the Company’s name change and formation of the Real Estate Committee, nor (2) converting the company into a Wyoming corporation.

ITEM 4. PROPOSALS BY SECURITY HOLDERS

None.

ITEM 5. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at American Housing Income Trust, Inc., at the address identified on the first page of this Information Sheet, attention: Chief Executive Officer.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors, /s/ Michael Ogburn Michael Ogburn Chairman of the Board

BOARD OF DIRECTORS' CONSENT RESOLUTION AND PLAN OF CONVERSION

This Plan of Conversion (this "Plan") is established pursuant to the laws of the State of Maryland and the State of Wyoming with respect to the conversion of American Housing Income Trust, Inc., a Maryland corporation ("Converting Entity"), following the amendment to its Articles of Incorporation changing its name to "Corix Bioscience, Inc.," into a Wyoming corporation (hereinafter referred to as the "Company"). This Plan shall be considered effective as of the final actions being taken by the Converting Entity in filing the Amended and Restated Articles of Incorporation, as set forth below, and upon full performance of the rules promulgated by the States and regulatory agencies identified below (the "Effective Date"). The following exhibits are incorporated herein:

Exhibit A	Amended and Restated Articles of Incorporation
Exhibit B	Converting Entity Shareholders
Exhibit C	Articles of Continuance (State of Wyoming)
Exhibit D	Articles of Conversion (State of Maryland)
Exhibit E	Secretary Certificate of Shareholder Approval

WHEREAS, the Board of Directors has recommended this Plan to the shareholders holding a majority number of shares entitled to vote on matters of the Company.

WHEREAS, the Board of Directors has authorized the issuance of the Voting Statements to shareholders holding a majority number of shares entitled to vote on matters of the Company.

WHEREAS, the Board of Directors has received a majority vote of the shareholders upon receipt of the Voting Statements equal to 50.6% of the shares issued and outstanding.

WHEREAS, in addition to approval of this Plan, the Board of Directors has received a majority vote of the shareholders upon receipt of the Voting Statements to file the Amended and Restated Articles of Incorporation set forth at Exhibit A.

WHEREAS, the Converting Entity is a reporting company under the rules promulgated by the United States Securities and Exchange Commission (the "SEC"). The Converting Entity's shareholders are set forth in the transfer agent records attached hereto. The Converting Entity is also subject to reporting of company-related actions with the Financial Industry Regulatory Authority ("FINRA").

WHEREAS, the Converting Entity was incorporated under the laws of the State of Maryland on May 4, 2015 following a conversion out of the State of Nevada on May 8, 2015. The Converting Entity operates out of its wholly-owned subsidiary – American Realty Partners, LLC, an Arizona limited liability company, located at 34225 North 27th Drive, Building 5 in Phoenix, Arizona 85058. Its resident agent is CSC Lawyers Incorporating Service Company located at 7 Saint Paul Street, Suite 1600 in Baltimore, Maryland 21202.

WHEREAS, as of the date of this Plan, the Company has 19,739,929 shares of common stock issued and outstanding as set forth in Exhibit A. The common stock has voting rights and is entitled to vote as a class. The number of shares is not subject to change before the Effective Time of the Conversion.

WHEREAS, pursuant to the consent resolutions of the Converting Entity on February 24, 2017, the Converting Entity's Board of Directors consists of three directors that are authorized under the Bylaws to control the business affairs of the Converting Entity, except for those business matters specifically designated to the Real Estate Committee under Article IV of the Bylaws and in the Amended and Restated Articles of Incorporation.

WHEREAS, in furtherance of the ongoing restructuring of the Converting Entity, the majority of the shareholders of the Converting Entity, and its Board of Directors, pursuant to the Articles, have recommended and approved this Plan of Merger with the consent resolutions below constituting approved actions of the Converting Entity and the Company.

RESOLVED, the Company will be a Wyoming corporation upon the filing of Articles of Conversion and/or Articles of Incorporation reflecting 100,000,000 shares of authorized common stock with par value of $0.01 and 10,000,000 shares of authorized shares of preferred stock with a par value of $0.001 with its resident agent being Wyoming Registered Agent, Inc. located at 1621 Central Avenue in Cheyenne, Wyoming 82001. The Company's principle place of business shall be 18662 MaCaurther Boulevard, Suite 200 in Irvine, California 92612.

RESOLVED, the Company shall file a foreign business registration in Arizona in order for its Real Estate Committee to manage those affairs related to the Company's real estate assets

2

through the Company's wholly-owned subsidiary – American Realty Partners, LLC, an Arizona limited liability company located at 34225 North 27th Drive, Building 5 in Phoenix, Arizona 85058.

RESOLVED, the Converting Entity shall be converted into, and as, the Company (the "Conversion") by the filing of Articles of Continuance or similar document ("Articles of Continuance") with the Wyoming Secretary of State in the same form as Exhibit C. The Articles of Continuance shall comply with the requirements prescribed by the laws of the State of Wyoming, and the Converting Entity's governing documents, and similarly, the Converting Entity shall comply with the requirements prescribed by the laws of the State of Maryland, and the Converting Entity's governing documents in converting out of the State of Maryland in the same form as Exhibit D. Moreover, the Company shall file any and all formation documents required to be filed under those laws.

RESOLVED, immediately on the Conversion, each shares of common stock in the Converting Entity shall be converted into one share of common stock in the Company, such that the rights, title and interest of the shareholders of the Converting Entity after the Conversion is equal to the rights, title and interest of each shareholder in the Converting Entity immediately before the Conversion.

RESOLVED, that the Secretary has reported to the Board of Directors for the Converting Entity the approval of this Plan, and the Amended Articles of Incorporation changing the name of the Converting Entity to "Corix Bioscience, Inc., a Wyoming corporation" and the Articles of Continuance attached hereto as Exhibit C, by 50.6% of the shareholders entitled to vote based on the percentage of holdings by the shareholders.

[Continued on Following Page]

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APPROVED FOR ENTRY INTO THE BOOKS AND RECORDS OF THE CONVERTING ENTITY AND THE COMPANY WITH AN EFFECTIVE DATE AS DEFINED HEREIN.

Dated: March 27, 2017

By: Michael Ogburn
Its: Chairman of the Board

By: Joaquin Flores

By: Brian Wagner

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AMERICAN HOUSING INCOME TRUST, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

THESE AMENDED ARTICLES OF INCORPORATION ARE INTENDED TO SUPERSEDE ALL PRIOR ARTICLES OF INCORPORATION DATED MAY 5, 2015, AND THE AMENDMENT DATED JUNE 25, 2015. THIS AMENDMENT HAS BEEN APPROVED BY THE MAJORITY OF SHAREHOLDERS ENTITLED TO VOTE AND UPON RECOMMENDATION OF THE BOARD OF DIRECTORS. AMERICAN HOUSING INCOME TRUST, INC. IS A PUBLICLY REPORTING COMPANY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS LISTED ON THE OVER-THE-COUNTER MARKETPLACE WITH THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA"). THE EFFECTIVE DATE OF THESE AMENDED ARTICLES OF INCORPORATION SHALL BE THE DATE UPON WHICH THE CORPORATION'S ACTIONS WITH THE SEC AND FINRA ARE FINALIZED.

AMERICAN HOUSING INCOME TRUST, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The undersigned, Michael Ogburn, whose address for notice purposes is 18662 MaCaurther Boulevard, Suite 200 in Irvine, California 92612, being at least eighteen years of age, does hereby amend and restate the Corporation's Articles of Incorporation upon receipt of the vote of a majority of shareholders entitled to vote approving these Amended and Restated Articles of Incorporation (these "Articles").

SECOND: The name of the Corporation is hereby changed to "Corix Bioscience, Inc."

THIRD: The purpose for which the Corporation is formed is to acquire personal and real property, market, research and develop products as a fully integrated seed-to-shelf certified organic biotechnology company. The business of the Corporation shall be managed and operated by the Board of Directors pursuant to the Bylaws. The Bylaws also authorize the Real Estate Committee, a committee to the Board of Directors, to acquire, purchase, hold, sell, manage and develop residential, mixed-use or commercial property. These Amended and Restated Articles of Incorporation are to be read consistent with the Bylaws with any conflict in interpretation to be resolved through these Articles.

FOURTH: The street address of the principal office of the Corporation in Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 Saint Paul Street, Suite 1660 in Baltimore, Maryland 21202.

FIFTH: The name of the resident agent of the Corporation in Maryland is CSC-Lawyers Incorporating Service Company whose address is 7 Saint Paul Street, Suite 1660 in Baltimore, Maryland 21202.

SIXTH: The Corporation has authority to issue 110,000,000 shares of stock consisting of 100,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. The aggregate par value of all authorized shares of stock having par value is $110,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article Six, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Subject to the provisions of Article Seven, below, and except as may otherwise be specified in these Articles, each share of common stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of common stock from time to time into one or more classes or series of stock. The Board of Directors may classify any unissued shares of preferred stock and reclassify any previously classified but unissued shares of preferred stock of any series from time to time, into one or more classes or series of stock.

Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article Seven and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers (including voting rights exclusive to such class or series), restrictions (including, without limitation, restrictions on transferability), limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file supplemental articles. Any of the terms of any class or series of stock set or changed may be made dependent upon facts or events ascertainable outside these Articles (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document. The Board of Directors from time to time may authorize and the Corporation may pay to its stockholders such dividends or other distributions in cash or other property, including in shares of one class of the Corporation's stock payable to holders of shares of another class of stock of the Corporation, as the Board of Directors in its discretion shall determine. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

SEVENTH: The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors on the Board of Directors must be one and no more than seven, which may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the MGCL. The names of current directors who shall act until the first meeting or until their successors are duly chosen and qualified are Michael Ogburn, Joaquin Flores, and Brian Werner. The names of directors in the Real Estate Committee, a committee of the Board of Directors, until their successors are duly chosen and qualified are Sean Zarinegar, Kenneth Hedrick and Les Gutierrez.

The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, appoint one or more committees of one or more of the directors of the Corporation; (ii) the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee; and (iii) in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in these Bylaws or in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Corporation by its directors and officers as contemplated by the Charter and these By-Laws, any two or more available directors shall constitute an Executive Committee for the full conduct and

2

management of the affairs of the Corporation in accordance with the Charter and By-Laws. This Section shall be subject to implementation by resolution of the Board of Directors passed from time to time for that purpose, and any provisions of these By-Laws (other than this Section) and any resolutions which are contrary to the provisions of this Section or to the provisions of any such implementary resolutions shall be suspended until it shall be determined by any interim Executive Committee acting under this Section that it shall be to the advantage of the Corporation to resume the conduct and management of its affairs and business under all the other provisions of these By-Laws.

7.1 Extraordinary Actions. Except as specifically provided in Section 7.8 (relating to removal of directors), notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

7.2 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

7.3 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock, or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under the MGCL or any successor statute unless the Board of Directors, upon affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights. Notwithstanding the foregoing, in the event the Corporation is subject to the Maryland Control Share Acquisition Act, holders of shares of stock of the Corporation shall be entitled to exercise rights of an objecting stockholder under Section 3-708(a) of the MGCL.

7.4 Indemnification. (a) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the ultimate entitlement to indemnification to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any of the foregoing capacities. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

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(b) The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person described in the preceding paragraph against any liability which may be asserted against such person.

(c) The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the maximum extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

7.5 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, cash flow, funds from operations, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision in the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or the Bylaws or otherwise to be determined by the Board of Directors.

7.6 Real Estate Committee. The Real Estate Committee ("REC") is formed for the purpose of managing all business-related matters regarding the Corporation's real estate holdings set forth in its Registration Statement on Form S-11, as amended, and any intellectual property associated with the real estate holdings and any real estate acquired by the Corporation (or rights in real estate) after effectiveness of the Registration Statement on Form S-11, as amended (hereinafter collectively referred to as the "Properties").

In connection with the REC's management of the Properties, the REC shall have the authority to exercise any/all powers of the Board of Directors as identified herein. Additionally, (a) The Real Estate Committee shall control the management of the Properties; (b) The Real Estate Committee shall have exclusive decision-making authority on all aspects of the Properties, including but not limited to, selling, refinancing, exchanging or otherwise disposing of the Properties; (c) The Real Estate Committee shall have exclusive control over the bank accounts titled to American Realty Partners, LLC, an Arizona limited liability company and wholly-owned subsidiary of the Corporation, and (i) ARP Borrower, LLC, (ii) ARP Borrower II, LLC, (iii) AHIT Valfre, LLP and (iv) AHIT NM Properties, LLP; (d) The Real Estate Committee shall appoint its directors, agents and contractors exercising its sole discretion ("Committee Members"), and the Committee Members shall be responsible for all financial reporting to the Board of Directors in order for the Corporation to meet its reporting obligations under the 1934 Securities Exchange Act; and (e) The Real Estate Committee shall take any other action it deems necessary and proper to protect the Properties, and the Board of Directors authorizes the use of funds of the Corporation to protect the value

4

of the Properties. Any limitations on the Corporation's disposition of assets shall not apply to the Real Estate Committee's management of the real estate assets.

The REC shall have three (3) Directors serve as Committee Members. Any Director elected or appointed to the Board of Directors is eligible to serve as a Committee Member. The Committee Members shall be selected by a majority vote of the Board of Directors. Once appointed, Committee Members may not be removed by the Board of Directors at any time. However, any compensation of the Committee Members must be approved by the majority vote of the Board of Directors and Committee Members with the Board of Directors waiving any conflicts of interest in a Committee Member voting for his or her compensation. In the event a Committee Member resigns or is terminated through the majority vote of the Committee (with or without cause), the remaining Committee Members shall appoint a new Committee Member in the manner outlined in Article III, Section 1 of these Bylaws. In the event all Committee Members resign without electing replacement Committee Members, the Board of Directors shall appoint new Committee Members pursuant to Article IV Section 1 of the Bylaws. The REC will dissolve automatically (1) upon the liquidation of all of the Corporation's Properties, or (2) unanimous vote of the Committee Members. The REC may not be dissolved by any action of the Board of Directors.

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws. The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as defined in Section 6.1), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies.

EIGHTH: The Corporation reserves the right from time to time to make any amendment to these Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles, of any shares of outstanding stock. All rights and powers conferred by these Articles on shareholders, directors and officers are granted subject to this reservation. Except as otherwise provided in these Articles, and except for those amendments permitted to be made without shareholder approval under Maryland law or by specific provision in these Articles, any amendment to these Articles shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

NINTH: To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor appeal of this Article Ninth, nor the adoption or amendment of any other provision of these Articles or the Bylaws inconsistent with this Article Ninth, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

[Continued on Following Page]

5

IN WITNESS WHEREOF, we have signed these Amended and Restated Articles of Incorporation upon receipt of the certificate from the Secretary that she has received a majority vote of shareholders entitled to vote, and acknowledge the same to be my act as of the ___ day of April, 2017.

RATIFIED AND APPROVED BY THE BOARD OF DIRECTORS:

MICHAEL OGBURN
CHAIRMAN OF THE BOARD

JOAQUIN FLORES
DIRECTOR

BRIAN WERNER
DIRECTOR

6

Exhibit B

A complete list of American Housing Income Trust, Inc., shareholders is on file with the Company's Transfer Agent, VStock Transfer, LLC, located at18 Lafayette Place in Woodmere, New York 11598.

Ed Murray
Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

For Office Use Only

Foreign Profit Corporation
Articles of Continuance

Pursuant to W.S. 17-16-1810 the undersigned hereby submits the following Articles of Continuance:

1. Corporation name:

Corix Bioscience, Inc.

2. Incorporated under the laws of: Maryland
(State or country)

3. Date of incorporation: 05/05/2015
(Date – mm/dd/yyyy)

4. Period of duration: Perpetual
(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual.")

5. Mailing address of the corporation:

18662 MaCaurther Boulevard, Suite 200 in Irvine, California 92612

6. Principal office address:

18662 MaCaurther Boulevard, Suite 200 in Irvine, California 92612

7. Name and physical address of its registered agent:
(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming. ***The registered agent must have a physical address in Wyoming.*** *If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed* ***in addition to a physical address.****)*

Name: Wyoming Registered Agent, Inc.

Address: 1621 Central Avenue in Cheyenne, Wyoming 82001

(If mail is received at a Post Office Box, please list above ***in addition to the physical address.****)*

8. Purpose of the corporation which it proposes to pursue in the transaction of business in this state:

The purpose of the corporation is to engage in any lawful activity for which corporations may be incorporated in this state.

FP-ArticlesContinuance – Revised October 2016

9. Names and respective addresses of its officers and directors:

Office	Name	Address
President	Michael Ogburn	18662 MaCaurther Boulevard, Suite 200 in Irvine, CA
Vice President		
Secretary	Christ Andersen	18662 MaCaurther Boulevard, Suite 200 in Irvine, CA
Treasurer	Michael Ogburn	18662 MaCaurther Boulevard, Suite 200 in Irvine, CA
Director	Michael Ogburn	18662 MaCaurther Boulevard, Suite 200 in Irvine, CA
Director	Joaquin Flores	18662 MaCaurther Boulevard, Suite 200 in Irvine, CA
Director	Brian Werner	18662 MaCaurther Boulevard, Suite 200 in Irvine, CA

10. Aggregate number of shares or other ownership units which it has the **authority to issue.**
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

100,000,000 Shares Common Stock (par: $0.01); 10,000,000 Shares Preferred Stock (par: $0.001)

11. Aggregate number of **issued shares** or other ownership units.
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

19,739,929 Shares of Common Stock (par: $0.01)

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature]
(Shall be executed by an officers or director of the corporation.)

Date 04/13/2017
(mm/dd/yyyy)

Print Name: Michael Ogburn

Title: President and Chairman of the Board

Contact Person: Devin Bone, Counsel for Corix Bioscience

Daytime Phone Number: (248) 792-6886

Email: dbone@paalawfirm.com
(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

State of ________________ County of ________________
The foregoing instrument was acknowledged before me by ______________________.
Signatory's Printed Name

______________________ *Notary Public's Signature*
______________________ *Notary Date (mm/dd/yyyy)*
______________________ *Notary's Commission Expiration*

Notarial Seal:

FP-ArticlesContinuance – Revised October 2016

ARTICLES OF CONVERSION

These Articles of Conversion hereby outline the conversion of

Corix Bioscience, Inc.,
a Maryland corporation,

to

Corix Bioscience, Inc.,
a Wyoming corporation.

THIS IS TO CERTIFY THAT:

ARTICLE I

Corix Bioscience, Inc. f/k/a American Housing Income Trust, Inc., a Maryland corporation that filed its original Articles of Incorporation with the Department on May 5, 2015 (the "Converting Corporation"), by virtue of these Articles of Conversion, is converting (the "Conversion") to Corix Bioscience, Inc., a Wyoming corporation formed under the general laws of the State of Wyoming (the "Converted Corporation"), on the terms and conditions set forth herein.

ARTICLE II

The Conversion has been approved as proscribed by Maryland General Corporation Law, the Converting Corporations Articles of Incorporation, as amended (the "Articles"), and the Converting Corporations Bylaws, as amended (the "Bylaws"). The Conversion has been recommended by the Converting Corporation's Board of Directors and approved by a majority of the Converting Corporation's shareholders. The Converted Corporation shall, for all purposes under Maryland and Wyoming law, continue as the same entity as the Converting Corporation, and the Conversion will have the effects set forth herein and in the Maryland General Corporation Law and Wyoming Business Corporation Act.

Upon completion of the Conversion, each outstanding share of common stock of the Converting Corporation, par value $0.001 per share, shall without any action on the part of any stockholder of the Converting Corporation, be converted into and exchanged for one share of common stock of the Converted Corporation, par value $0.001 per share. Other than the aforementioned common stock, no other class or series of the Converting Corporation's stock is issued and outstanding.

ARTICLE III

The Conversion shall be deemed effective as be the date upon which the Converting Corporation's actions with the Securities and Exchange Commission ("SEC") and Financial

Industry Regulatory Authority ("FINRA") are deemed finalized, but shall not be more than thirty (30) days after the Articles of Conversion are accepted for record.

ARTICLE IV

The Converted Corporation shall maintain its principle place of business at 18662 MaCaurther Boulevard, Suite 200 in Irvine, California 92612. Its resident agent in Wyoming will be Wyoming Registered Agent, Inc. located at 1621 Central Avenue in Cheyenne, Wyoming 82001.

IN WITNESS WHEREOF, we have signed these Articles of Conversion, and acknowledge the same to be my act as of the ___ day of April, 2017.

RATIFIED AND APPROVED BY THE BOARD OF DIRECTORS:

____

MICHAEL OGBURN
CHAIRMAN OF THE BOARD

____

JOAQUIN FLORES
DIRECTOR

____

BRIAN WERNER
DIRECTOR

SECRETARY'S CERTIFICATE OF SHAREHOLDER'S APPROVAL

I, CHRIST ANDERSEN, hereby certify that I am the Secretary of Corix Bioscience, Inc. f/k/a American Housing Income Trust, Inc., a Maryland corporation, located at 34225 N. 27th Drive, Building 5, Phoenix, Arizona 85085 (the "Corporation").

I certify that I have been appointed and am presently serving in that capacity in accordance with the bylaws of the Corporation.

I further certify that at I have received and reviewed voting statements ("Statements") from twenty (20) shareholders of the Corporation (the "Shareholders"). The Shareholders collectively own 10,000,000 shares of the Corporation's common stock, which constitutes 50.6% of the Corporation's issued and outstanding common stock. The Statements are attached hereto as **Exhibit A**.

These Shareholder's Statements adopt and approve by a majority vote the following actions recommended by the Board of Directors:

(1) March 27, 2017 Board of Directors' Consent Resolution and Plan of Conversions ("Plan of Conversion"). The Plan of Conversion is attached hereto as **Exhibit B.**

RESOLVED that the foregoing Plan of Conversion, dated March 27, 2017, recommended by the Board of Directors is hereby adopted and approved.

[signature]

CHRIST ANDERSEN
Secretary for Corix Bioscience, Inc., f/k/a American Housing Income Trust, Inc.

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");

- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.

- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
______________________	[signature]
Signature	Signature
______________________	Debbie A Ogburn Secretary
Name Printed	Name and Title Printed
______________________	MDOD, Inc.
Address	Name of Entity or Trust
______________________	26170 Country Club Dr #412
City	Address
________, ________	Mission Viejo
State Zip Code	City
	CA, 92691
	State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

2,930,000
Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature] Signature	Signature
Eugenia Ogburn Name Printed	Name and Title Printed
285 Heron Drive Address	Name of Entity or Trust
Pittsburg City	Address
California, 94565 State Zip Code	City
	State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

100,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature] Signature	Signature
Alfred Dimora Name Printed	Name and Title Printed
38913 Trinidad Circle Address	Name of Entity or Trust
Palm Springs City	Address
California, 92664 State Zip Code	City
	State, Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

1,500,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature] Signature	______ Signature
George Matin Name Printed	______ Name and Title Printed
12121 Wilshire Blvd., Suite 205 Address	______ Name of Entity or Trust
Los Angeles City	______ Address
California, 90024 State Zip Code	______ City
	______, ______ State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

300,000
Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature] Signature	Signature
Brian Werner Name Printed	Name and Title Printed
755 N. Peach Ave. Suite A-16 Address	Name of Entity or Trust
Clovis City	Address
California, 93611 State Zip Code	City
	State, Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

50,000
Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature] Signature	______ Signature
George Elam Name Printed	______ Name and Title Printed
759 Maryland Dr. Address	______ Name of Entity or Trust
Vista City	______ Address
California, 92083 State Zip Code	______ City
	______, ______ State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

200,000
Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature] Signature	____________ Signature
Amanda Wunsch Name Printed	____________ Name and Title Printed
3900 S. 11th Street, Apt. 17 Address	____________ Name of Entity or Trust
Grand Forks City	____________ Address
North Dakota, 85201 State Zip Code	____________ City
	________, ________ State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

100,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
______________ Signature	[signature] Signature
______________ Name Printed	[handwritten name] Name and Title Printed
______________ Address	Syndicate Consulting Name of Entity or Trust
______________ City	12035 Glenhurst Street Address
________, ________ State Zip Code	Maple Ridge City
	British Colombia , V2X 6V8 Canada State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

250,000

Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");

- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.

- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual

[signature]
Signature

Fredricko Holloman
Name Printed

P.O. Box 7056
Address

San Diego
City

California, 92167
State Zip Code

Entity

____
Signature

____
Name and Title Printed

____
Name of Entity or Trust

____
Address

____
City

__________, __________
State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

400,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
______________	[signature]
Signature	Signature
Dwaine Seamor	STEVAN P. NENADOV, REP
Name Printed	Name and Title Printed
2238 Ashland Road	PROVIDENTIAL ASSET HOLDINGS
Address	Name of Entity or Trust
Mansfield	3867 W MARKET ST. STE 305
City	Address
Ohio, 44905	AKRON
State, Zip Code	City
	OH, 44333
	State, Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

60,000

Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual

____
Signature

Donald Harbert
Name Printed

3239 Brooklawn Drive
Address

Norton
City

Ohio, 44203
State Zip Code

Entity

[signature]
Signature

Steven P. Newsdon, Rep
Name and Title Printed

Providential Asset Holdings
Name of Entity or Trust

3867 W. Market St. Ste 305
Address

Akron
City

OH, 44333
State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

30,000
Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual

____
Signature

____
Name Printed

____
Address

____
City

__________, __________
State Zip Code

Entity

[signature]
Signature

Chip Tackley
Name and Title Printed

Hermosa Capital Management, Inc.
Name of Entity or Trust

2711 N. Sepulveda Blvd. #201
Address

Manhattan Beach
City

California, 90266
State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

1,500,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual

[signature]
Signature

Stevan Nenadov
Name Printed

922 Santa Ana Street
Address

Laguna Beach
City

California, 92651
State Zip Code

Entity

[signature]
Signature

STEVAN P. NENADOV, PB
Name and Title Printed

Name of Entity or Trust

Address

City

State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

30,000
Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
______________________	[signature]
Signature	Signature
______________________	STEVAN P. NSUADOV, PRESIDENT
Name Printed	Name and Title Printed
______________________	Providential Asset Holdings
Address	Name of Entity or Trust
______________________	922 Santa Ana Street
City	Address
__________, __________	Laguna Beach
State Zip Code	City
	California, 92651
	State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

150,000

Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature]	____________________
Signature	Signature
Michael Ogburn	____________________
Name Printed	Name and Title Printed
18662 MacAuthur Blvd., #200	____________________
Address	Name of Entity or Trust
Irvine	____________________
City	Address
California, 92612	____________________
State Zip Code	City
	____________, ____________
	State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

1,000,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
______________	[signature]
Signature	Signature
Richard Morey	STEVAN P. NEVADOV, REP
Name Printed	Name and Title Printed
700 E. High Street	PROVIDENTIAL ASSET HOLDINGS
Address	Name of Entity or Trust
Mt. Vernon	3867 W. MARKET ST. STE 305
City	Address
Ohio, 43050	AKRON
State, Zip Code	City
	OH, 44333
	State, Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

50,000

Shares Voted

VOTING STATEMENT
AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual

____
Signature

Lindee DeRose
Name Printed

1418 Midland Ave.
Address

New Franklin
City

Ohio, 44203
State Zip Code

Entity

[signature]
Signature

STEVAN P. JENADDY, REP
Name and Title Printed

PROVIDENTIAL ASSET HOLDINGS
Name of Entity or Trust

3867 W. MARKET ST. STE 305
Address

AKRON
City

OH, 44333
State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

44,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
[signature] Signature	______ Signature
Joaquin Flores Jr. Name Printed	______ Name and Title Printed
39106 Clear Creek Lane Address	______ Name of Entity or Trust
Temecula City	______ Address
California, 92591 State Zip Code	______ City
	______, ______ State Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

1,000,000
Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");
- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.
- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual	*Entity*
______________________	[signature]
Signature	Signature
Russ Newland	STEVAN P. NEWADCU, REP
Name Printed	Name and Title Printed
209 Joelynn Drive	PROVIDENTIAL ASSET HOLDINGS
Address	Name of Entity or Trust
Shelby	3867 W. MARKET ST STE 305
City	Address
Ohio, 44875	AKRON
State, Zip Code	City
	OH, 44333
	State, Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

100,000

Shares Voted

VOTING STATEMENT

AMERICAN HOUSING INCOME TRUST, INC.

To the Board of Directors for American Housing Income Trust, Inc. (the "Company"):

Pursuant to Article II, Section 10 of the Bylaws of the Company, and Article VIII of the Articles of Incorporation for the Company, as amended, the undersigned shareholder holding the number of shares set forth below provides notice to the Board of Directors and the Secretary for the Company that I, either in my individual capacity or as control person or trustee of the entity identified, as the case may be, approve the following actions recommended by the Board of Directors:

- To amend the Articles of Incorporation in the manner set forth in the Board of Directors' Consent Resolution and Plan of Conversion dated March 27, 2017 (the "Board Consents");

- To convert the Company from a corporation under the laws of the State of Maryland to a corporation under the laws of the State of Wyoming as set forth in the Board Consents.

- To authorize the Board of Directors to take any actions required under the 2015 Maryland Code Corporations and Associations, and more specifically, Section 3-902 et seq. therein, the Wyoming Business Corporation Act, and more specifically, Section 17-26-101 therein, Section 5.6 of the Articles of Incorporation, as amended, but prior to amendment set forth above, Article III of the Bylaws, as amended, and any other corporate governance documents in effectuating the consent resolutions of the Board of Directors dated March 27, 2017.

I acknowledge that my rights as a shareholder in the Company are impacted by this submission as an affirmative vote, and that in the event the Company secures a majority vote on these measures, the Company will implement the plan set forth in the Board Consents. I have sought tax and legal counsel to advise me. My execution of this document constitutes an acknowledgment on my part that I have sought out tax and legal advice prior to executing, or I was given sufficient time to seek tax and legal advice prior to executing, and elected to execute without obtaining such advice.

SHAREHOLDER:

Individual

____
Signature

Thomas Snyder
Name Printed

1564 Brookpark Drive
Address

Mansfield
City

Ohio, 44906
State, Zip Code

Entity

[signature]
Signature

Steven P. Newadov, Rep.
Name and Title Printed

Providential Asset Holdings
Name of Entity or Trust

3867 W. Market St. Ste 305
Address

Akron
City

OH, 44333
State, Zip Code

I hereby cast my vote equal to the following number of common shares titled to me, my entity or trust for the above-referenced actions in order for the Secretary to record on her Certificate of Shareholder Approval to be attached to the Board Consents.

206,000
Shares Voted